UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on February 10, 2017, Kimberly M. Smith tendered her resignation as Vice President of Corporate Accounting and Controller of the Company, effective as of March 10, 2017.

On March 3, 2017, Ms. Smith and the Company entered into a separation agreement and general release (the “Separation Agreement”), which sets forth the terms of Ms. Smith's separation. Pursuant to the Separation Agreement, the effective date of Ms. Smith’s resignation has been changed to March 31, 2017 (the “Termination Date”). Subject to Ms. Smith agreeing to a release of claims and complying with certain other continuing obligations contained therein, the Company shall continue to employ Ms. Smith through the Termination Date at her current full rate of pay and pay Ms. Smith the total amount of twenty-six thousand dollars ($26,000), less applicable withholdings and deductions. In addition, the Company will (a) pay any and all of Ms. Smith's compensation due and owing to her as of the Termination Date, including any accrued and unused vacation for fiscal year 2016 and 2017, in accordance with the Company’s usual compensation and payroll practices, and (b) reimburse Ms. Smith for all reasonable unreimbursed business expenses incurred by her as of the Termination Date in accordance with the Company’s expense reimbursement policy.

The foregoing description of the Separation Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated March 3, 2017, by and between Fibrocell Science, Inc. and Kimberly M. Smith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
Chief Executive Officer
Date: March 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated March 3, 2017, by and between Fibrocell Science, Inc. and Kimberly M. Smith